                                                                      EXHIBIT 21

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1997


TENNECO INC. (DELAWARE)
   Aircal S.A. (France)................................................................. 100%
      (Tenneco Inc. owns all shares except seven which are held by its four directors and Tenneco Packaging Inc., Tenneco Protective Packaging Inc. and Tenneco
       Packaging International Holdings Inc.)
   Airpack Japan K.K. (Japan)........................................................... 100
   Airpack Polska Sp.Z.O.O. (Poland).................................................... 100
   Airpack SPA (Italy)..................................................................  98
      (Tenneco Inc. owns 98%; Tenneco Packaging International Holdings Inc.
       owns 2%)
      Altapack SPA (Italy).............................................................. 100
      Spaac Srl (Italy) (In Liquidation)................................................ 100
   Autopartes Walker, S.A. de C.V. (Mexico).............................................  99.98
      (Tenneco Inc. owns 99.98%; and Tenneco Automotive Inc. owns .02%)
       Proveedora Walker S.A. de C.V. (Mexico)..........................................  99.99
         (Autopartes Walker , S.A. de C.V. owns 49,999 shares; and Tenneco
          Automotive Inc. owns 1 share)
            Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico)...............  99.99
               (Proveedora Walker S.A. de C.V. owns 49,999 shares, and
                Monroe-Mexico, S.A. de C.V. owns 1 share)
   Counce Limited Partnership (Texas Limited Partnership)...............................  95
      (Tenneco Inc. owns 95%, as Limited Partner; and Tenneco Packaging Leasing
       Company owns 5%, as General Partner)
      Counce Finance Corporation (Delaware)............................................. 100
   Greenmont Insurance Company (Vermont)................................................ 100
   Kobusch Packaging Egypt Ltd. (Egypt).................................................  99
      (Tenneco Inc. owns 99%; and Kobusch Folien GmbH owns 1% or 140 shares)
   Monroe-Mexico S.A. de C.V. (Mexico)..................................................   0.01
      (Tenneco Inc. owns 0.01%; and Tenneco Automotive Inc. owns 99.99%)
   Omni-Pac GmbH (Germany)..............................................................   1
      (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco Inc. owns 1%)
      Omni-Pac S.A.R.L. (France)........................................................   3
         (Omni-Pac GmbH owns 3%; and Tenneco Inc. owns 97%)
   Omni-Pac S.A.R.L. (France)...........................................................  97
      (Tenneco Inc. owns 97%; and Omni-Pac GmbH owns 3%)
   Protective & Flexible Packaging B.V. (Netherlands)................................... 100
      Nederlandse Pillo-Pak Maatshcappij B.V. (Netherlands)............................. 100
   Scriptoria N.V. (Belgium)............................................................  99.6
      (Tenneco Inc. owns approximately 99.6%; Tenneco Packaging International Holdings
       Inc. owns 18 shares; and the remainder of the shares are held by unknown third parties)
      Sentinel GmbH Verpackungen (Germany)..............................................  less than 1
         (Tenneco Inc. owns >99%; and Scriptoria N.V. owns less than 1%)

Subsidiaries of Tenneco Inc. (Delaware)
   Sentinel GmbH Verpackungen (Germany)................................................. 100%
      (Tenneco Inc. owns >99%; and Scriptoria N.V. owns less than 1%)
   Tenneco Asia Inc. (Delaware)......................................................... 100
   Tenneco Asheville Inc. (Delaware).................................................... 100
   Tenneco Automotive Foreign Sales Corporation Limited (Jamaica).......................   1
      (Tenneco Inc. owns 1%; and Tenneco Automotive Inc. owns 99%)
   Tenneco Automotive Inc. (Delaware)................................................... 100
      (Tenneco Inc. owns 100% of the common stock; and Tenneco Packaging Inc. owns 100%
       of the non-voting preferred stock.)
      Autopartes Walker, S.A. de C.V. (Mexico)..........................................   0.02
         (Tenneco Inc. owns 99.98%; Tenneco Automotive Inc. owns 0.02%.  The subsidiaries of Autopartes Walker are listed on page 1 hereof.)
      Beijing Monroe Automobile Shock Absorber Company Ltd (Peoples Republic of China)..  51
         (Tenneco Automotive Inc. owns 51%; and Beijing Automotive Industry
          Corporation, an unaffiliated company, owns 49%)
      Consorcio Terranova S.A. de C.V. (Mexico).........................................  99.99
         (Tenneco Automotive Inc. owns 99.99%; and Josan Latinamericana S.A. de C.V., an unaffiliated company, owns 0.01%)
      Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic of China).................  55
         (Tenneco Automotive Inc. owns 55%; and non-affiliates own 45%)
      McPherson Strut Company Inc. (Delaware)........................................... 100
      Monroe Auto Pecas S.A. (Brazil)...................................................   6.33
         (Tenneco Automotive Inc. owns 6.33%; Walker do Brasil Industria Auto Pecas
          Ltda. owns 79.19%; and Monteiro Aranha S/A, an unaffiliated company, owns 14.48%)
      Monroe-Mexico S.A. de C.V. (Mexico)...............................................  99.99
         (Tenneco Automotive Inc. owns 99.99%; and Tenneco Inc. owns 0.01%)
         Tenneco Automotive Servicios Mexico, S.A. de C.V. (Mexico).....................   0.01
            (Monroe-Mexico, S.A. de C.V. owns 1 share, and Proveedora Walker
             S.A. de C.V. owns 99.99%)
      Precision Modular Assembly Corp. (Delaware)....................................... 100
      Proveedora Walker S.A. de C.V. (Mexico)...........................................  less than 1
         (Tenneco Automotive Inc. owns 1 share; and Autopartes Walker S.A. de C.V. owns
          49,999 shares. The subsidiaries of Proveedora Walker S.A. de C.V. are listed above.)
      Rancho Industries Europe B.V. (Netherlands)....................................... 100
      Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)....................  99
         (Tenneco Automotive Inc. owns 99%; and Tenneco Inc. owns 1%)
      Tenneco Automotive International Sales Corporation (Delaware)/1/.................. 100
      Tenneco Automotive Japan Ltd. (Japan)............................................. 100

---------
/1/ In dissolution.

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco Automotive Inc. (Delaware)
      Tenneco International Holding Corp. (Delaware)....................................   4.77%
         (Tenneco Inc. owns 95.23% of Common Stock and 75% of $8.00 Junior Preferred
          Stock; Tenneco Automotive Inc. owns 4.77% of Common Stock and 25% of $8.00
          Junior Preferred Stock; and MW Investors L.L.C., an unaffiliated company, owns of Variable Rate Voting Participating Preferred Stock. The subsidiaries of
          Tenneco International Holding Corp. are listed beginning on page 5 hereof.)
      The Pullman Company (Delaware).................................................... 100
         Monroe Axios Produtos de Elastomeros Limitada (Brazil).........................  99
            (The Pullman Company owns 99%; and Peabody International Corporation owns 1%)
         Clevite Industries Inc. (Delaware)............................................. 100
         Peabody International Corporation (Delaware)................................... 100
            Monroe Axios Produtos de Elastomeros Limitada (Brazil)......................   1
               (Peabody International Corporation owns 1%; and The Pullman Company owns 99%)
            Barasset Corporation (Ohio)................................................. 100
            Peabody Galion Corporation (Delaware)....................................... 100
            Peabody Gordon-Piatt, Inc. (Delaware)....................................... 100
            Peabody N.E., Inc. (Delaware)............................................... 100
            Peabody World Trade Corporation (Delaware).................................. 100
               Pullmex, S.A. de C.V. (Mexico)...........................................   0.1
                  (The Pullman Company owns 99.9%; and Peabody World Trade Corporation owns 0.1%)
            Peabody-Myers Corporation (Illinois)........................................ 100
            Pullman Canada Ltd. (Canada)................................................  61
               (Peabody International Corporation owns 61%; and The Pullman Company owns 39%)
         Pullman Canada Ltd. (Canada)...................................................  39
            (The Pullman Company owns 39%; and Peabody International Corporation owns 61%)
         Pullman Standard Inc. (Delaware)............................................... 100
         Pullmex, S.A. de C.V. (Mexico).................................................  99.9
            (The Pullman Company owns 99.9%; and Peabody World Trade Corporation owns 0.1%)
   Tenneco Automotive Trading Company (Delaware)........................................ 100
   Tenneco Brake, Inc. (Delaware)....................................................... 100
   Tenneco Brazil Ltda. (Brazil)........................................................ 100
      Walker do Brazil Industria Auto Pecas Ltda. (Brazil).............................. 100
         Monroe Auto Pecas S.A. (Brazil)................................................  79.19
            (Walker do Brazil Industria Auto Pecas Ltda. owns 79.19%; Tenneco Automotive
             Inc. owns 6.33%; and Monteiro Aranha S/A, an unaffiliated company owns 14.48%)

Subsidiaries of Tenneco Inc. (Delaware)
   Tenneco Business Services Holdings Inc. (Delaware)................................... 100%
      Tenneco Business Services Inc. (Delaware)......................................... 100
   Tenneco Deutschland Holdinggesellschaft mbH (Germany)................................  99.97
      (Tenneco Inc. owns 99.97%; and Atlas Bermoegensverwaltung, an unaffiliated company, owns 0.03%)
      GILLET Unternehmesverwaltungs GmbH (Germany)...................................... 100
         Heinrich Gillet GmbH & Co. KG (Germany)........................................   0.1
            (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco
             Deutschland Holdinggesellschaft mbH owns 99.9%.  The subsidiaries of
             Heinrich Gillet GmbH & Co. KG are listed below.)
      Heinrich Gillet GmbH & Co. KG (Germany)...........................................  99.9
         (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9%; and GILLET
          Unternehmesverwaltungs GmbH owns 0.1%)
         Gillet-Abgassysteme Zwickau Gmbh (Germany)..................................... 100
         Mastra-Gillet Industria e Comercio Ltda. (Brazil)..............................  50
            (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e Comercio
             Ltda., an unaffiliated company, owns 50%)
         Montagewerk Abgastechnik Emden GmbH (Germany...................................  50
            (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)
      Kobusch Folien GmbH (Germany)..................................................... 100
         Kobusch Packaging Egypt Ltd. (Egypt)...........................................   1
            (Tenneco Inc. owns 99%; and Kobusch Folien GmbH owns 1% or 140 shares)
      Nord-West Verpackung GmbH (Germany)............................................... 100
         Nord-West Wohnungsbau GmbH (Germany)........................................... 100
      Omni-Pac Ekco GmbH Verpackungsmittel (Germany).................................... 100
         Omni-Pac Poland Sp. z o.o. (Poland)............................................ 100
         PCA Embalajes Espana, S.L. (Spain).............................................   1
            (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and Tenneco Forest Products
             GmbH owns 99%)
      Omni-Pac GmbH (Germany)...........................................................  99
         (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco Inc.
          owns 1%)
         Omni-Pac ApS (Denmark)......................................................... 100
         Omni-Pac A.B. (Sweden)......................................................... 100
         Omni-Pac S.A.R.L. (France).....................................................   3
            (Omni-Pac GmbH owns 3%; and Tenneco Inc. owns 97%)
      Sengewald Verpackungen GmbH (Germany)............................................. 100
         Sengewald Klinikprodukte GmbH (Germany)........................................ 100
         Sengewald France S.A.R.L. (France)/1/.......................................... 100

---------------
/1/ In dissolution

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco Deutschland Holdinggesellschaft mbH (Germany)
      Walker Deutschland GmbH (Germany).................................................  99%
         (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco Inc. owns 1%)
      Walker Gillet (Europe) GmbH (Germany)............................................. 100
   Tenneco Inc. (Nevada)................................................................ 100
   Tenneco International Business Development Limited (Delaware)........................ 100
   Tenneco International Finance Limited (United Kingdom)/1/............................ 100
   Tenneco International Finance B.V. (Netherlands)..................................... 100
   Tenneco International Holding Corp. (Delaware).......................................  95.23
      (Tenneco Inc. owns 95.23% of Common Stock and 75% of $8.00 Junior Preferred Stock;
       Tenneco Automotive Inc. owns 4.77% of Common Stock and 25% of $8.00 Junior
       Preferred Stock; and MW Investors L.L.C., an unaffiliated company, owns of
       Variable Rate Voting Participating Preferred Stock)
      Alupak, S.A. (Switzerland)........................................................ 100
      Monroe Australia Pty. Limited (Australia)......................................... 100
         Monroe Springs (Australia) Pty. Ltd. (Australia)............................... 100
         Monroe Superannuation Pty. Ltd. (Australia).................................... 100
         Walker Australia Pty. Limited (Australia)...................................... 100
      Monroe Auto Equipement France, S.A. (France)......................................  99.4
         (Tenneco International Holding Corp. owns 99.4%; S.A. Monroe Europe N.V. owns
          1 share; and each of Larry Stevenson, Geert Everaert, Theo Bonneu, Joe Budo and
          Robert Vlassenroot own 1 share)
         Monroe Equipement Coordination Center N.V. (Belgium)...........................   0.1
            (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement France, S.A.
             owns 0.1%)
         Monroe Packaging N.V. (Belgium)................................................   0.1
            (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement France, S.A.
             owns 0.1%)
         Tenneco Automotive Italia S.r.l. (Italy).......................................  15
            (Tenneco International Holding Corp. owns 85%; and Monroe Auto Equipement
              France, S.A. owns 15%)
      S.A. Monroe Europe N.V. (Belgium)................................................. 100
         Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey)...............................  99.85
            (S.A. Monroe Europe N.V. owns 99.85%;  and various unaffiliated individual stockholders own 0.15%)

---------------
/1/ In dissolution

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco International Holding Corp. (Delaware)
      Subsidiaries of S.A. Monroe Europe N.V. (Belgium)
         Monroe Auto Equipement France. S.A. (France)...................................  less than 1%
            (Tenneco International Holding Corp. owns 99.4%; S.A. Monroe Europe N.V.
             owns 1 share; and each of Larry Stevenson, Geert Everaert, Theo Bonneu,
             Joe Budo and Robert Vlassenroot own 1 share. The subsidiaries of Monroe
             Auto Equipement France S.A. are listed above.)
         Monroe Equipement Coordination Center N.V. (Belgium)...........................  99.9
            (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement France, S.A.
             owns 0.1%)
         Monroe Packaging N.V. (Belgium)................................................  99.9
            (S.A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipement France, S.A.
             owns 0.1%)
      Tenneco Automotive Italia S.r.l. (Italy)..........................................  85
         (Tenneco International Holding Corp. owns 85%; and Monroe Auto Equipement
           France, S.A. owns 15%)
      Tenneco Automotive Polska Sp. z.O.O...............................................   1
         (Tenneco Espana Holdings, Inc. owns 99%; Tenneco International Holdings Corp.
          owns 1%)
      Tenneco Automotive Sweden A.B. (Sweden)........................................... 100
      Tenneco Canada Inc. (Ontario)..................................................... 100
         Tenneco Credit Canada Corporation (Alberta).................................... 100
      Tenneco Espana Holdings, Inc. (Delaware).......................................... 100
         Fric-Rot S.A.I.C. (Argentina)..................................................  48.72
            (Tenneco Espana Holdings, Inc. owns 48.72%; and Maco Inversiones S.A.
             owns 51.28%)
         Maco Inversiones S.A. (Argentina).............................................. 100
            Fric-Rot S.A.I.C. (Argentina)...............................................  51.28
               (Maco Inversiones S.A. owns 51.28%; and Tenneco Espana Holdings, Inc.
                owns 43.04%)
         Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)........................... 100
         Monroe Czechia s.r.o. (Czech Republic)......................................... 100
         Tenneco Automotive Iberica, S.A. (Spain)....................................... 100
            Tenneco Packaging Hexacomb S.A. (Spain)..................................... 100
         Tenneco Automotive Polska Sp. z.O.O. (Poland)..................................  99
            (Tenneco Espana Holdings, Inc. owns 99%; Tenneco International Holdings
             Corp. owns 1%)
         Tenneco (Mauritius) Limited (Mauritius)........................................ 100
            Hydraulics Limited (India)..................................................  51
               (Tenneco (Mauritius) Limited owns 51% and Bangalore Union Services
                Limited, an unaffiliated company, owns 49%)
               Renowned Automotive Products Manufacturers Ltd. (India)..................  83
                  (Hydraulics Limited owns 83%; and non-affiliates own 17%)


Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco International Holding Corp. (Delaware)
      Subsidiaries of Tenneco Espana Holdings, Inc.  (Delaware)
         Walker Argentina S.A.I.C. (Argentina).......................................... 100%
      Tenneco Holdings Danmark A/S (Denmark)............................................ 100
         Gillet Exhaust Technologie (Proprietary) Limited (South Africa)................ 100
         Gillet Lazne Belohrad, s.r.o. (Czech Republic)................................. 100
         Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa)..............  51
            (Tenneco Holdings Danmark A/S owns 51%; and an unaffiliated party owns 49%)
            Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa)................ 100
            Armstrong Properties (Pty.) Ltd. (South Africa)............................. 100
         Tenneco Automotive Port Elizabeth (Proprietary) Limited (South Africa)......... 100
         Tenneco Automotive Portugal - Componentes para Automovel, S.A. (Portugal)......  99.9
            (Tenneco Holdings Danmark A/S owns 99.9%; and Walker Danmark A/S owns 0.01%)
         Walker Danmark A/S (Denmark)................................................... 100
      Walker France S.A. (France)/1/.................................................... 100
         (Tenneco International Holding Corp. owns 470,373 shares; Daniel Bellanger owns
          16 shares; Robert Bellanger owns 8 shares; and each of Walker Europe, Inc.,
          Alain Bellanger and Theodore Bonneu own 1 share)
         Gillet Tubes Technologies G.T.T. (France)...................................... 100
         Wimetal S.A. (France)..........................................................  99
            (Walker France S.A. owns 99%; Tenneco Europe Limited owns 1 share, Walker
             Limited owns 1 share; and each of Kenneth Allen, Daniel Bellanger, Herman
             Weltens and Theo Bonneu, affiliated persons, owns 1 share)
         Walker France Constructeurs S.A.R.L. (France).................................. 100
   Tenneco Management Company (Delaware)................................................ 100
   Tenneco Packaging - Chile Holdings Inc. (Delaware)................................... 100
      Tenneco Packaging - Chile S.A. (Chile)............................................ 100
   Tenneco Packaging Hungary Holdings Inc. (Delaware)................................... 100
   Tenneco Packaging Inc. (Delaware).................................................... 100
      A&E Plastics, Inc. (Delaware)..................................................... 100
      American Cellulose Corporation (Delaware).........................................  50
         (Tenneco Packaging Inc. owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%)
      The Corinth and Counce Railroad Company (Mississippi)............................. 100
         Marinette, Tomahawk & Western Railroad Company (Wisconsin)..................... 100
        Valdosta Southern Railroad Company (Florida).................................... 100

---------------
/1/ Daniel Bellanger is expected to transfer 8 shares to Jim Gray in March 1998.

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco Packaging Inc. (Delaware)
      Dahlonega Packaging Corporation (Delaware)........................................ 100%
      Dixie Container Corporation (Virginia)............................................ 100
      Dixie Convoy Corporation (North Carolina)......................................... 100
      Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China)......................  50
         (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya Color Printing &
          Packaging Factory, an unaffiliated company, owns 50%)
      EKCO Products, Inc. (Illinois).................................................... 100
      E-Z Por Corporation (Delaware).................................................... 100
      Glacier-Cor US Corporation (Delaware)............................................. 100
         Glacier-Cor US Holding Corporation (Delaware).................................. 100
            E. H. Carton Products - Management Company Ltd. (Israel)....................  50
               (Glacier-Cor US Holding Corporation owns 50%; and non-affiliates owns 50%)
            Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou' Shena'yim Ltd. (Israel).............  99
               (Glacier-Cor US Holding Corporation owns 99%; and Hexacomb Corporation owns 1%)
      Hexacomb Corporation (Illinois)................................................... 100
         Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou' Shena'yim Ltd. (Israel)................   1
            (Hexacomb Corporation owns 1%; and Glacier-Cor US Holding Corporation owns 99%)
         Hexacomb International Sales Corporation (U.S. Virgin Islands)................. 100
         Hexajapan Company, Ltd. (Japan)................................................  60
            (Hexacomb Corporation owns 60%; and non-affiliates owns 40%)
      Packaging Corporation of America (Nevada)......................................... 100
      PCA Box Company (Delaware)........................................................ 100
      PCA Hydro, Inc. (Delaware)........................................................ 100
      PCA Romania Srl (Romania).........................................................  50
         (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%)
      PCA Tomahawk Corporation (Delaware)............................................... 100
      PCA Valdosta Corporation (Delaware)............................................... 100
      PCA West Inc. (Delaware).......................................................... 100
         Coast-Packaging Company (California General Partnership).......................  50
            (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales Company, an unaffiliated company, owns 50%, as General Partner)
      Pressware International, Inc. (Delaware).......................................... 100
      Revere Foil Containers, Inc. (Delaware)........................................... 100
      Suncor, Inc. (South Carolina)..................................................... 100
      Tenneco AVI Acquisition Inc. (Delaware)........................................... 100
      Tenneco CAP Acquisition Inc. (Delaware) (In dissolution).......................... 100
      Tenneco CPI Holding Company (Delaware)............................................ 100
      Tenneco Foam Products Company (Delaware).......................................... 100


Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco Packaging Inc. (Delaware)
      Tenneco Forest Products GmbH (Germany)............................................ 100%
         PCA Embalajes Espana S.L. (Spain)..............................................  99
            (Tenneco Forest Products GmbH owns 99%; and Omni-Pac Ekco GmbH
             Verpackungsmittel owns 1%)
      Tenneco Packaging de Mexico, S.A. de C.V. (Mexico)................................   0.01
         (Tenneco Packaging Inc. owns 1 share; and Tenneco Packaging International
          Holdings Inc. owns 499,999 shares)
      Tenneco Packaging Hungary Packaging Material Limited (Hungary)/1/................. 100
         TPHH Property Development Kft. (Hungary)....................................... 100
         Budafok Recycling Limited (Hungary)............................................  63.8
            (Tenneco Packaging Hungary Packaging Material Limited owns 63.8%; and Asco
             Hungaria Kft., an unaffiliated company, owns 36.2%)
      Tenneco Plastics Company (Delaware)............................................... 100
      Tenneco Protective Packaging Inc. (Delaware)...................................... 100
         AVI Technologies, Inc. (Delaware).............................................. 100
      Tenneco Rochester Acquisition Inc. (Delaware)..................................... 100
      798795 Ontario Limited (Ontario).................................................. 100
         Astro-Valcour, Ltd. (Ontario).................................................. 100
         Honeycomb Constructions Services Limited (Ontario)............................. 100
            Shearmat Structures Ltd. (Manitoba)......................................... 100
         PCA Canada Inc. (Ontario)...................................................... 100
      Zhejing Zhongbao Packaging (Peoples Republic of China)............................  37.5
         (Tenneco Packaging Inc. owns 37.5%; and non-affiliates own 62.5%)
   Tenneco Packaging International Holdings Inc. (Delaware)............................. 100
      Airpack SPA (Italy)...............................................................   2
         (Tenneco Inc. owns 98%; and Tenneco Packaging International Holdings Inc.
          owns 2%)
      Scriptoria N.V. (Belgium).........................................................  less than 1
         (Tenneco Inc. owns approximately 99.6%; Tenneco Packaging International
          Holdings Inc. owns less than 1% or 18 shares and the remainder of the shares are held by unknown third parties)
      Tenneco Packaging de Mexico, S.A. de C.V..........................................  99.99
         (Tenneco Packaging International Holdings Inc. owns 499,999 shares; and
          Tenneco Packaging Inc. owns 1 share)
      Wellenfoam N.V. (Belgium).........................................................  less than 1
         (Tenneco Inc. owns 99+%; and Tenneco Packaging International Holdings Inc. owns less than 1% or 1 share)
   Tenneco Packaging Leasing Company (Delaware)......................................... 100

---------------
/1/  This company is commonly referred to as "Tenneco Packaging Hungary Kft."

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Tenneco Packaging Leasing Company (Delaware)
      Counce Limited Partnership (Texas Limited Partnership)............................   5%
         (Tenneco Inc. owns 95%, as Limited Partner; and Tenneco Packaging Leasing
          Company owns 5%, as General Partner)
         Counce Finance Corporation (Delaware).......................................... 100
   Tenneco PPI Company (Delaware)....................................................... 100
   Tenneco Retail Receivables Company (Delaware)........................................ 100
   Tenneco Romania Holdings Inc. (Delaware)............................................. 100
      Tenneco Forest Products S.A. (Romania)............................................ 100
         (Shawn Kelly, Richard Bierlich, Robert Haught and Brent Nyberg, all of whom are affiliated, each hold share(s) of this company)
   Tenneco Windsor Box & Display, Inc. (Delaware)....................................... 100
   The Baldwin Group, Ltd. (U.K.)....................................................... 100
      Ambassador Packaging Ltd. (U.K.).................................................. 100
         Coastal Packaging Ltd. (U.K.).................................................. 100
         Prempack Limited (U.K.)........................................................ 100
         R & H Robinson (Sheffield) Ltd. (U.K.)......................................... 100
      Baldwin Packaging Limited (U.K.)..................................................  less than 1
         (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group owns less than
          1% or 1 share)
      J&W Baldwin (Holdings) Ltd. (U.K.)................................................  99.9
         (The Baldwin Group, Ltd. holds all of the shares of J&W Baldwin (Holdings)
          Ltd., except for one share which is held jointly by The Baldwin Group, Ltd.
          and P. W. Taylor)
         Baldwin Packaging Limited (U.K.)...............................................  99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group owns less than 1% or 1 share)
            Jiffy Rugated Products Limited (U.K.).......................................  99.9
               (Baldwin Packaging Limited owns 99.9%; and The Baldwin Group owns less than
                1% or 1 share)
            J&W Baldwin (Manchester) Limited (U.K.).....................................  99.9
               (Baldwin Packaging Limited owns 99.9%; and The Baldwin Group owns less than 1% or 1 share)
         Jifcour (UK) Limited (U.K.)....................................................  99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)
         Jiffy Packaging Company Ltd. (U.K.)............................................  99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)
         Pentland Packaging Limited (Scotland)..........................................  99.9
            (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of The Baldwin Group, Ltd. (U.K.)
      J&W Baldwin (Manchester) Limited (U.K.)...........................................  less than 1%
         (Baldwin Packaging Limited owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)
      Jifcour (UK) Limited (U.K.).......................................................  less than 1
         (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)
      Jiffy Packaging Company Ltd. (U.K.)...............................................  less than 1
         (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)
      Jiffy Rugated Products Limited (U.K.).............................................  less than 1
         (Baldwin Packaging Limited owns 99.9%; and The Baldwin Group, Ltd. owns less than 1% or 1 share)
      Pentland Packaging Limited (Scotland).............................................  less than 1
         (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin Group owns less than
         1% or 1 share)
   Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom)/1/.................. 100
   Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom)/1/.................. 100
   TMC Texas Inc. (Delaware)............................................................ 100
   Walker Deutschland GmbH (Germany)....................................................   1
      (Tenneco Inc. owns 1%; and Tenneco Deutschland Holdinggesellsschaft mbH owns 99%)
   Walker Europe, Inc. (Delaware)....................................................... 100
   Walker Electronic Silencing Inc. (Delaware).......................................... 100
   Walker Limited (United Kingdom)...................................................... 100
      Gillet Torsmaskiner UK Limited (United Kingdom)...................................  50
         (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and AB
          Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares, 50%
          of equity)
      Omni-Pac U.K. Limited (United Kingdom)............................................ 100
      Tenneco Automotive UK Limited (United Kingdom).................................... 100
         Gillet Exhaust Manufacturing Limited (United Kingdom).......................... 100
         Gillet Pressings Cardiff Limited (United Kingdom).............................. 100
         Walker (UK) Limited (United Kingdom)........................................... 100
            J.W. Hartley (Motor Trade) Limited (United Kingdom)......................... 100
            Tenneco - Walker (U.K.) Ltd. (United Kingdom)............................... 100
      Tenneco Europe Limited (Delaware)................................................. 100
         Wimetal S. A. (France)......................................................... less than 1
            (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share; Walker
             France S.A. owns 99%; and each of Kenneth Allen, Daniel Bellanger, Herman
             Weltens and Theo Bonneu, affiliated persons, owns 1 share)


---------------
/1/ In Dissolution

Subsidiaries of Tenneco Inc. (Delaware)
   Subsidiaries of Walker Limited (United Kingdom)
      Tenneco Management (Europe) Limited (United Kingdom).............................. 100%
      Tenneco Packaging Limited  (Scotland)............................................. 100
         Alpha Products (Bristol) Limited (United Kingdom).............................. 100
         Tenneco Packaging (Caerphilly) Limited (United Kingdom)........................ 100
         Tenneco Packaging (Films) Limited (United Kingdom)............................. 100
         Tenneco Packaging (Livingston) Limited (Scotland).............................. 100
            Brucefield Plastics Limited (Scotland)...................................... 100
            Polbeth Packaging (Corby) Limited (Scotland)................................ 100
         Tenneco Packaging (Stanley) Limited (United Kingdom)........................... 100
      Tenneco Packaging (UK) Limited (United Kingdom)................................... 100
      Wimetal S. A. (France)............................................................  less than 1
         (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share; Walker
          France S.A. owns 99%; and each of Kenneth Allen, Daniel Bellanger, Herman
          Weltens and Theo Bonneu, affiliated persons, owns 1 share)
   Walker Manufacturing Company (Delaware).............................................. 100
      Ced's Inc. (Illinois)............................................................. 100
   Walker Norge A/S (Norway)............................................................ 100
   Wellenfoam N.V. (Belgium)............................................................  99.9
      (Tenneco Inc. owns 99.9%; and Tenneco Packaging International Holdings Inc. owns less than 1% or 1 share)
   Wood Products Leasing Company (Delaware)....................................           100
